Exhibit 10.39

SUNESIS PHARMACEUTICALS, INC.

AMENDMENT TO EIGHTH AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT

This Amendment (the “Amendment”) to the Eighth Amended and Restated Investor Rights Agreement dated August 30, 2004, as amended (the “Agreement”), is entered into as of August 25, 2005 by and among Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Horizon Technology Funding Company II LLC (“Horizon II”), Horizon Technology Funding Company III LLC (“Horizon III”), Oxford Finance Corporation (“Oxford”) and the parties to the Agreement set forth on the signature pages hereto (the “Prior Investors”).  The Prior Investors, Horizon II, Horizon III and Oxford are collectively referred to hereinafter as the “Investors” and each individually as an “Investor.”  Capitalized terms used herein without definition have the meanings given to such terms in the Agreement.

RECITALS

A.                                   The Prior Investors hold shares of the Company’s Warrant Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and/or Series C-2 Preferred Stock (“Shares”) and possess registration and other rights pursuant to the Agreement;

B.                                     The Company proposes to issue warrants (the “Warrants”) to purchase shares of Series C Preferred Stock to Horizon II, Horizon III and Oxford in connection with a Venture Loan and Security Agreement, dated as of the date hereof (the “Loan Agreement”);

C.                                     Horizon II, Horizon III and Oxford have requested that the Company extend to them registration rights, information rights and other rights as set forth in the Agreement.

D.                                    Pursuant to Section 8.1 of the Agreement, with the written consent of the Company and the record holders of more than seventy percent (70%) of the Registrable Securities, including at least three Investors that are not affiliated with each other, any term of the Agreement may be amended and the obligations of the Company and the rights of the other parties to this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely).

E.                                      The Prior Investors are the record holders of more than seventy percent (70%) of the Registrable Securities, and the Company and the Prior Investors desire to amend the Agreement to provide Horizon II, Horizon III and Oxford with the rights pursuant to the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Status as Investor.  The Prior Investors, the Company, Horizon II, Horizon III and Oxford hereby agree that each of Horizon II, Horizon III and Oxford shall be considered an “Investor” for all purposes of the Agreement, and Exhibit A of the Agreement shall be amended to include Horizon II, Horizon III and Oxford.  The Company and the Prior Investors hereby adopt this Amendment and acknowledge and agree that each of Horizon II, Horizon III and Oxford shall be entitled to the rights and subject to the obligations of an “Investor” pursuant to the Agreement.

2.                                       Securities Acquired by Horizon II, Horizon III and Oxford.  The Prior Investors, the Company, Horizon II, Horizon III and Oxford hereby agree that (i) all securities of the Company now or hereafter acquired by Horizon II, Horizon III and Oxford upon exercise of the Warrants shall be bound by and subject to the terms of the Agreement and (ii) all shares of Common Stock (including all shares of Common Stock issuable upon the conversion of shares of Preferred Stock or any other securities of the Company now or hereafter acquired by Horizon II, Horizon III and Oxford upon exercise of the Warrants) now or hereafter acquired by Horizon II, Horizon III and Oxford shall constitute Registrable Securities for purposes of the Agreement.  Each of Horizon II, Horizon III and Oxford hereby adopts the Agreement, including this Amendment, with the same force and effect as if it were originally a party thereto.

3.                                       Notice.  Any notice required or permitted by the Agreement shall be given to Horizon II, Horizon III or Oxford, as the case may be, at the address listed on the signature pages hereto.

4.                                       All other provisions of the Agreement shall remain unchanged and in full force and effect.

5.                                       This Amendment may be executed in two or more counterparts and signatures may be delivered by facsimile, each of which shall be deemed an original and each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(Signature Pages Follow)

2

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

COMPANY:

SUNESIS PHARMACEUTICALS, INC.		HORIZON TECHNOLOGY FUNDING COMPANY II LLC
By: Horizon Technology Finance, LLC, its member and agent

/s/ Daniel N Swisher, Jr.		/s/ Robert D. Pomeroy, Jr.
Name:	Daniel N Swisher, Jr.	Name:	Robert D. Pomeroy, Jr.
Title:	Chief Executive Officer	Title:	Managing Member
Address:	341 Oyster Point Blvd.	Address:	76 Batterson Park Road
	South San Francisco, CA 94080		Farmington, CT 06032
Fax:	(650) 266-3501

HORIZON TECHNOLOGY FUNDING COMPANY III LLC
By: Horizon Technology Finance, LLC, its member and agent

/s/ Robert D. Pomeroy, Jr.
		Name:	Robert D. Pomeroy, Jr.
		Title:	Managing Member
		Address:	76 Batterson Park Road
Farmington, CT 06032

OXFORD FINANCE CORPORATION

/s/ Michael J. Altenburger
		Name:	Michael J. Altenburger
		Title:	Chief Financial Officer
Address:

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Biogen Idec MA, a Massachusetts corporation

By:	/s/ James Deutzer
Name: James Deutzer
Title: Vice President and Corporate Controller

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Abingworth Bioventures II SICAV

By:	/s/ Geneviève Blauen	By:	/s/ Fernand Heim
Name: Geneviève Blauen		Name: Fernand Heim
Title: Liquidator		Title: Mandatory

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Credit Suisse First Boston Equity Partners, L.P.

By: Hemisphere Private Equity Partners, Ltd., its General Partner

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Attorney-in-Fact

Credit Suisse First Boston Equity Partners
(Bermuda), L.P.

By: Hemisphere Private Equity Partners, Ltd., its General Partner

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Attorney-in-Fact

Credit Suisse First Boston U.S. Executive
Advisors, L.P.

By: Hemisphere Private Equity Partners, Ltd., its General Partner

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Attorney-in-Fact

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

Credit Suisse First Boston Finders &
Screeners, L.P.

By: Merchant Capital, Inc., its General Partner

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Director

EMA Partners Fund 2000, L.P.

By: Credit Suisse First Boston (Bermuda), Limited, its General Partner

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Attorney-in-Fact

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Mayfield Associates Fund III

By:	Mayfield VIII Management, L.L.C.,
its General Partner

By:	/s/
Name:
Title:

Mayfield IX

By:	Mayfield IX Management, L.L.C.,
its General Partner

By:	/s/
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Venrock Associates

By:	/s/ Anthony B. Evnin
Name: Anthony B. Evnin
Title: General Partner

Venrock Associates II, L.P.

By:	/s/ Anthony B. Evnin
Name: Anthony B. Evnin
Title: General Partner

Venrock Entrepreneurs Fund, L.P.

By:	Venrock Management LLC
its General Partner

By:	/s/ Anthony B. Evnin
Name: Anthony B. Evnin
Title: General Partner

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Warburg, Pincus Equity Partners, L.P.

By:	Warburg Pincus Partners LLC,
its General Partner

By:	Warburg, Pincus & Co.,
its General Partner

By:	/s/ Scott Arenare
Name:	Scott Arenare
Title:	Partner

Warburg, Pincus Netherlands Equity Partners I, C.V.

By:	Warburg Pincus Partners LLC,
its General Partner

By:	Warburg, Pincus & Co.,
its General Partner

By:	/s/ Scott Arenare
Name:	Scott Arenare
Title:	Partner

Warburg, Pincus Netherlands Equity Partners II, C.V. (as predecessor to Warburg Pincus Netherlands Equity Partners I, C.V.)

By:	Warburg Pincus Partners LLC,
its General Partner

By:	Warburg, Pincus & Co.,
its General Partner

By:	/s/ Scott Arenare
Name:	Scott Arenare
Title:	Partner

Warburg, Pincus Netherlands Equity Partners III, C.V.

By:	Warburg Pincus Partners LLC,
its General Partner

By:	Warburg, Pincus & Co.,
its General Partner

By:	/s/ Scott Arenare
Name:	Scott Arenare
Title:	Partner

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT